Fulton Financial Corporation

Safe Harbor statement

- The following presentation may contain forward-looking statements about Fulton Financial Corporation's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

- Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation's success in merger and acquisition integration, and customers' acceptance of the Corporation's products and services.

Fulton Financial profile

- Regional financial holding company (formed in 1982)
- 11 bank subsidiaries; 3 financial services subsidiaries
- $7.9 billion in assets (Rank: 60th as of 6/30/02)
- $2.0 billion in market cap (Rank: 50th as of 6/30/02)
- 3rd largest commercial bank headquartered in Pennsylvania
- Lead bank founded in 1882

Our top priorities

- Sustaining strong earnings growth
- Maintaining high credit quality
- Creating financial success with clients
- Creating career success with our employees
- Enriching the communities we serve
- Growing non-interest income

What have we accomplished?

- 20 consecutive years of record earnings
- 9.2% compounded annual growth rate in earnings per share
- 28 consecutive years of dividend increases
- 10.3% compounded annual growth rate in dividends per share
- Proven business model
- Consistent high performance

2001 performance

$1.15**	Operating earnings per share* (9.5% increase over 2000)
$0.530**	Cash dividends per share (11.8% increase over 2000)
1.60%	Return on assets* (Rank: 16th)
15.40%	Return on equity* (Rank: 43rd)
52.90%	Efficiency ratio* (Rank: 33rd)
9.60%	Leverage capital ratio (Rank: 13th)

** Excludes merger-related expenses of $6.4 million (net of tax). Rankings are compared to the top 100 banks.*

*** Restated for 5-for-4 stock split paid in May, 2002.*

Six months ended June 30, 2002

$0.63*	Net income per share (12.5% increase over 2001)
$0.286*	Cash dividends per share (10.9% increase over 2001)
1.69%	Return on assets
15.93%	Return on equity
52.80%	Efficiency ratio
9.87%	Leverage capital ratio

** Restated for 5-for-4 stock split paid in May, 2002.*

Peer group

- Commerce Bancorp
- First Commonwealth Financial
- First Financial Bancorp.
- FirstMerit Corp.
- Fulton Financial Corp
- Hudson United Bancorp.
- Mercantile Bankshares Corp.
- North Fork Bankcorp.
- Provident Bankshares Corp.
- Provident Financial Group
- Riggs National Corp.
- Sky Financial Group Inc.
- Susquehanna Bancshares
- Trust Co. of New Jersey
- TrustCo Bank Corp. of NY
- United Bankshares Inc.
- Valley National Bancorp
- Wilmington Trust Co.

Stock performance (1982 - 2001)

- **WITHOUT** dividend reinvestment:
  15% compounded annual rate of return

- **WITH** dividend reinvestment:
  19% compounded annual rate of return

Wall Street Journal

- Fulton Financial tied for 16th

- 5-year total return: 17.8%
- 10-year total return 18.5%

Assets by affiliate
(as of 6/30/02, in thousands)

Fulton Bank	$ 3,468,000
Lafayette Ambassador Bank	994,000
Lebanon Valley Farmers Bank	710,000
The Bank	480,000
Woodstown National Bank	473,000
Hagerstown Trust Company	432,000
Skylands Community Bank	326,000
Delaware National Bank	307,000
FNB Bank, N.A.	299,000
Swineford National Bank	274,000
The Peoples Bank of Elkton	97,000

Where are we located?



Pennsylvania
Lycoming
Union
Montour
Columbia
Snyder
Northumberland
Schuylkill
Northampton
Lehigh
Dauphin
Lebanon
Berks
Montgomery
Cumberland
Lancaster
Chester
York
Sussex
Warren
Morris
Camden
Gloucester
Salem
Atlantic
Cape May
New Jersey
Washington
Frederick
Maryland
Cecil
New Castle
Sussex
Delaware
The Bank
Delaware National Bank
FNB Bank
Fulton Bank
Hagerstown Trust
Lafayette Ambassador Bank
Lebanon Valley Farmers Bank
The Peoples Bank of Elkton
Skylands Financial Corporation
Swineford National Bank
Woodstown National Bank

FULTON FINANCIAL CORPORATION

Our market position

- 1st, 2nd or 3rd in 10 of 30 counties
- Hold 19.1% of potential market in the top 10 counties
- Average market share in the top 10 counties: 23.7%

Source: FDIC

Market demographics

For the counties in which Fulton Financial has a banking presence:

- In New Jersey, Delaware and Maryland, the anticipated average population growth of these counties exceeds that of each of these states as a whole.
- In Pennsylvania, these counties, on average, exceed the state in all demographic areas.

County population growth 1990 to 2000


Source: Federal Reserve Bank, Third District
Above 20%
10 - 20%
0 - 10%
Below 0%

Building on our key strengths

- Sound risk management
- Strong capital position
- Independent network of community banks/ decentralized operating philosophy
- Coordinated product development process
- Bank stock portfolio
- Common technology/operations platform and investment/trust services platform
- Well-developed acquisition strategy
- Talented and dedicated employees

Building on our strengths

- Sound risk management

=

- Limited exposure to loss

Net charge-offs to average loans


0.90
0.60
0.30
-
90
92
94
96
98
00
6/02
Top 50
Peer
FFC
0.51
0.27
0.17

Non-performing assets to total assets



1.80
1.40
1.00
0.60
0.20
90
92
94
96
98
00
6/02
Top 50
Peer
FFC
0.63
0.50
0.42

Loan diversification


25%
32%
14%
29%
Consumer and Other
Residential Mortgage
Commercial Loans
Commercial Mortgage

Experience of our lending staff

- The officers who oversee all lending have each worked in this capacity at Fulton for more than 20 years.
- This consistency should enable Fulton Financial to maintain its high asset quality in the future.

Credit approval process

- Centralized corporate credit policy
- Conservative credit culture
- Committee approval process
- Low individual lending authorities
- Local boards involved
- Fulton Bank board provides added experience
- Affiliate lender participation
- Active participation of Loan Review personnel in the risk rating process
- Experienced lending personnel and active management of committee process

Summary of larger loans

- Only 20 relationships with commitments to lend greater than $20 million
- Maximum individual commitment of $30 million
- Average commercial loan commitment is $550,000
- Loans and corresponding relationships are within Fulton's geographical market area

Commercial loan concentration by industry (as of 6/30/02)

Industry	%
Services	15.8
R/E - Rental	15.2
Construction	11.8
Manufacturing	11.0
Retail	9.5
Wholesale	8.0
Agriculture	6.9
Health Care	6.3
R/E - Subdividers	5.3
Transportation	4.0
R/E - Holding	3.1
Other	2.1
Financial Services	1.0

Net interest margin



5.50
5.00
4.50
4.00
3.50
90
92
94
96
98
00
6/02
Top 50
Peer
FFC
4.45
4.23
4.12

Source: SNL Financial Datasource

Interest rate "shocks" (as of 6/30/02

mpact on Net Interest Income:

Rate Change	NII Change (Annual)	% Change
+300 bp	+ $ 9.7 million	+ 3.0%
+200 bp	+ $ 6.3 million	+ 2.0%
+100 bp	+ $ 5.6 million	+ 1.8%
-100 bp	- $ 12.6 million	- 3.9%
-200 bp	- $ 24.1 million	- 7.5%
-300 bp	- $ 39.2 million	- 12.3%

6 Month Cumulative Gap: 1.13

Source: FFC Asset/Liability Modeling

Deposit composition trends

	June '02	June '01
Non Interest-Bearing Demand	17%	15%
Interest-Bearing Demand	14%	12%
Money Market	13%	11%
Savings	11%	10%
Time Deposits	40%	47%
Customer Repos	5%	5%
Total Deposits	100%	100%

Funding sources
as of 6/30/02



4%
6%
10%
80%
Deposits and Customer Repurchase Agreements
Capital
Other Borrowings
Other Liabilities

Building on our strengths

- Strong Capital Position

=

- Capital for growth, acquisitions, share buyback programs

Capital

(At June 30, 2002)

- Total Capital (GAAP): $861 million
- Total Risk-based Capital: $845 million
- Ratios:
  - Total RB Capital 14.3%
  - Tier 1 RB Capital 13.0%
  - Leverage Capital 9.9%

Leverage capital

Optimal Minimums:

- Total Capital — $730 million
- Leverage Ratio: — 8.0% (approx.)

- **Excess Capital: — $130 MILLION**

Moody's Investor Service

Short-term deposits:	P-1
Long-term deposits	A-1

Building on our strengths

- Independent community banks and decentralized operating philosophy

=

- Customer retention

Survey results

- **96%** of customers were Extremely or Very Satisfied with their Fulton Financial affiliate bank

Building on our strengths

- Coordinated product development

=

- Continued non-interest income growth

Centralized products

- Investment management
- Brokerage services
- Non-property and casualty insurance (whole life, term life, long-term care)
- International services
- On-line banking through the Internet
- Debit/credit cards
- Cash management
- Specialized lending (leasing and indirect)
- Residential mortgages

Composition of total revenues


100%
80%
60%
40%
20%
0%
16.0%
16.2%
16.9%
17.9%
19.4%
22.9%
23.5%
96
97
98
99
00
01
6/02
Other Income
Net Interest Income

Other income (YTD 6/30/02)

	2002	2001	$	%
	(dollars in thousands)			
Invt Mgt & Trust	$ 14,743	$ 13,272	$ 1,471	11%
Service Charges	7,144	6,798	346	5%
Overdraft Fees	6,367	4,948	1,419	29%
Mort. Sales & Serv.	6,056	5,342	714	13%
Cash Mgt Fees	3,602	2,837	765	27%
Debit Card Fees	2,324	1,872	452	24%
Merchant Fees	1,893	1,797	96	5%
Other Special Fees	5,920	5,739	181	3%
Total	$ 48,049	$ 42,605	$ 5,444	13%

** Internal growth only - Excludes impact of 6/01 branch acquisition.*

Other income of selected affiliates*

(6 Months 2002 vs. 2001)

BANK	2002	2001	Increase
	(in thousands)		
Delaware	$ 824	$ 672	22.6%
Woodstown	1,497	1,221	22.6
The Bank	1,904	1,563	21.8
Swineford	1,235	1,030	19.9
Skylands	833	703	18.5

** Excludes mortgage sale gains and impact of 6/01 branch acquisition.*

Investment management & trust services


30.0
24.0
18.0
12.0
6.0
0.0
13.2%
22.1%
26.8%
18.0%
31.6%
1997
1998
1999
2000
2001
Fulton Fin Adv
Dearden Maguire

Fulton Financial Advisors, N.A.

When formed: (May 1, 2000)

$3.0 billion; $1.7 billion in assets under management

Currently:

$4.6 billion; $3.5 billion in assets under management
(includes assets of Dearden, Maguire, Weaver and Barrett)

Products and Services

- Personal trust
- Asset management
- Retirement services
- Brokerage
- Insurance
- Corporate trust
- Cash management
- Private banking

Building on our strengths

- Bank stock portfolio

=

- Additional income source

Bank stock gains
(percent contribution to EPS)


9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
91
92
93
94
95
96
97
98
99
00
01
6/02

Building on our strengths

- Common technology and operations

=

- Lower costs

Efficiency ratio



65.0
60.0
55.0
50.0
45.0
90
92
94
96
98
00
6/02
Top 50
Peer
FFC
55.6
54.7
52.8

Efficiency of previous acquisitions

Bank	Year Acquired	Efficiency Ratio: Year Acquired	Efficiency Ratio: 2001
Skylands Comm. Bank	2000	55.7	49.9
Lebanon Valley Farmers	1998	57.0	45.5
Delaware National Bank	1995	69.1	62.5
Hagerstown Trust	1994	59.1	55.6

Building on our strengths

- Well-developed acquisition strategy

=

- Continued growth and strong performance

Acquisitions

- Drovers & Mechanics Bank
- 18 Sovereign Bank Branches
- Dearden, Maguire, Weaver and Barrett, Inc.
- Skylands Community Bank
- Ambassador Bank of the Commonwealth
- Lebanon Valley National Bank
- Peoples Bank of Elkton
- Woodstown National Bank & Trust Company
- Bank of Gloucester County
- Delaware National Bank
- Central Pennsylvania Savings Association
- Hagerstown Trust Company
- Denver National Bank
- Great Valley Savings Association
- First National Bank of Danville
- Second National Bank of Nazareth
- Lafayette Trust Bank
- Pen Argyl National Bank
- Swineford National Bank
- Farmers Trust Bank

What do we look for?

- High growth areas
- Strong performance
- Asset quality
- Talented people

New acquisitions

What changes?

- Audit
- Loan review
- Investments
- Asset/liability management
- Operational platform

New acquisitions

What stays the same?

- Bank name
- Board of Directors
- Management team
- Employees

Benefits to new affiliates

- Increased non-interest income due to introduction of new products and services
- Additional capital
- Increased lending capacity
- Reduced expenses
- Management focus on growth and customer service
- Proven merger/conversion expertise

Building on our strengths

- Talented and dedicated people

=

- Outstanding customer service
- Superior implementation of Strategic Plan elements

Employee opinion survey

- Supervisor's Performance
- Performance Management
- Organizational Leadership
- Sales Orientation
- Quality Customer Service
- Team Orientation
- Pay and Benefits
- Communication

Possible future expansion


Pennsylvania
New
Jersey
Maryland
Delaware
Virginia
Current Markets
Future Expansion

Looking ahead

- Continue to build on our strengths
- Continue to rely on the expertise and skill of our employees
- Stick to banking basics while preparing for the future
- Implement more active capital management

Board of directors

- Focused on maximizing shareholder value with at least a 10% annual increase in earnings per share

Fulton Financial Corporation

Rufus A. Fulton, Jr.
Chairman and Chief Executive Officer

R. Scott Smith, Jr.
President and Chief Operating Officer

Charles J. Nugent
Sr. Executive Vice President/CFO

Richard J. Ashby, Jr.
Executive Vice President

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
(717) 291-2411

www.fult.com